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                    PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
                          PAINEWEBBER RMA TAX-FREE FUND
                 PAINEWEBBER RMA CALIFORNIA MUNICIPAL MONEY FUND
                  PAINEWEBBER RMA NEW YORK MUNICIPAL MONEY FUND

                                                              February 12, 1998

Dear Investor,

     This is a supplement to the Prospectus dated August 29, 1997 for the PaineWebber Mutual Funds listed above ("Funds"). The purpose of this supplement is to notify prospective investors that the board of directors or trustees of each Fund has authorized an increase, effective February 12, 1998, in the 12b-1 service fees paid by that Fund from an annual rate of 0.08% to an annual rate of 0.125% and of the effect of that increase on each Fund's expenses.

     The following replaces the information concerning each Fund under the "Annual Fund Operating Expenses" caption on Prospectus page 5 and the information concerning each Fund under "Example of Effect of Fund Expenses" on Prospectus page 6:

                         ANNUAL FUND OPERATING EXPENSES*
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                 California       New York
                                  U.S.                           Municipal       Municipal
                              Government          Tax-             Money           Money
                               Portfolio        Free Fund          Fund            Fund
                               ---------        ---------          ----            ----

Management fees                  0.43%            0.44%             0.47%           0.50%

12b-1 fees                       0.13             0.13              0.13            0.13

Other expenses                   0.11             0.09              0.07            0.19
                                 ----             ----              ----            ----

Total Operating Expenses         0.67%            0.66%             0.67%           0.82%
                                 =====            =====             =====           =====



* See "Management" for additional information. The fees and expenses shown are those actually incurred for each Fund's most recent fiscal year ended June 30, 1997, except as follows. The 12b-1 fees for U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were increased, effective February 12, 1998, to 0.125% (rounded to 0.13% for the Table above) from the 0.08% that was in effect until that date, and "Total Operating Expenses" for these Funds have been increased to reflect this change. In addition, for New York Municipal Money Fund, "Management fees" are those that would have been incurred by that Fund had PaineWebber not waived a portion of its fees during the fiscal year. PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard'r' without the Bank One Line of Credit. The fee for clients who




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choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard BusinessCard'r' is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return.


                                        1 Year           3 Years         5 Years          10 Years
                                        ------           -------         -------          --------
U.S. Government Portfolio                $ 7              $ 21             $ 37            $  83

Tax-Free Fund                            $ 7              $ 21             $ 37            $  82

California Municipal Money Fund          $ 7              $ 21             $ 37            $  83

New York Municipal Money Fund            $ 8              $ 26             $ 46            $ 101


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     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.


     In addition, the first paragraph under "Management - Distribution Arrangements" on Prospectus page 24, is replaced with the following:

     DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares and each Fund (other than Money Market Portfolio) has a separate plan of distribution ("Plan"). Under their Plans, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.125% of its average daily net assets. Prior to February 12, 1998, these Funds paid 12b-1 service fees to PaineWebber at the annual rate of 0.08% of their average daily net assets. Any increase in this annual rate requires prior approval by the board of the applicable Corporation or Trust.


                              STATEMENT OF DIFFERENCES

    The registered trademark symbol shall be expressed as ...............'r'